Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	370	21.70%
Delinquency, No Missing Data	1329	77.95%
No Delinquency, At Least One Month Missing	2	0.12%
Delinquency, At Least One Month Missing	4	0.23%
Total	1705	100.00%